Supplement Dated October 18, 2000 to
       Prospectus Dated May 1, 2000 as Supplemented September 1, 2000 for
                          WRL FREEDOM WEALTH PROTECTOR
      A Joint Survivorship Flexible Premium Variable Life Insurance Policy
                                    ISSUED BY
                   Western Reserve Life Assurance Co. of Ohio
                                     AND ITS
                             WRL Series Life Account

THIS SUPPLEMENT PROVIDES ADDITIONAL INFORMATION TO THE INFORMATION IN THE MAY 1, 2000 PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR MAY 1, 2000 PROSPECTUS FOR FUTURE REFERENCE.

An owner of certain fixed life insurance policies and certificates issued by us and certain of our affiliates (the "Companies") may be entitled to purchase the WRL Freedom Wealth Protector in connection with the settlement of litigation against the Companies and under the terms of the settlement agreement. We call the WRL Freedom Wealth Protector Policy that is purchased under these terms an "Enhanced Value Life Insurance Policy."

Applicants for an Enhanced Value Life Insurance Policy must be under age 80 and meet our standard underwriting requirements. The death benefit of the Enhanced Value Life Insurance Policy can be no more than the greater of $50,000 or the original face amount of the policy making an applicant eligible for relief under the settlement agreement, not to exceed $1,000,000.

Bankers United Life Assurance Company, one of the Companies, will issue two premium voucher credits to each qualified applicant ("you") in the amount determined under the terms of the settlement agreement. You may apply the premium voucher credits toward the purchase of an Enhanced Value Life Insurance Policy, provided you satisfy our underwriting requirements. In order to receive the benefit of the first premium voucher credit, you must submit the first premium voucher to us no later than the first Policy anniversary of the Enhanced Value Life Insurance Policy issued to you. We will credit the first premium voucher credit to your Enhanced Value Life Insurance Policy on the first Policy anniversary, and we will allocate the amount of that premium voucher credit in accordance with your then current premium allocation schedule, unless you instruct us otherwise.

Similarly in order to receive the benefit of the second premium voucher credit, you must submit the second premium voucher to us no later than the second Policy anniversary of the Enhanced Value Life Insurance Policy issued to you. We will credit the second premium voucher credit to your Enhanced Value Life Insurance Policy on the second Policy anniversary, and we will allocate the amount of that premium voucher credit in accordance with your then current premium allocation schedule, unless you instruct us otherwise.

Premium voucher credits expire five years after the date they are issued. Premium voucher credits may be transferred to a person or entity in your immediate family (generally, your spouse, child, stepchild or parent) or any person in whom you have an insurable interest. Premium

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voucher credits may not be redeemed for cash. Premium voucher credits may not be aggregated; only one pair of vouchers may be applied toward the premiums of a single Enhanced Value Life Insurance Policy.

Premiums paid for the Enhanced Value Life Insurance Policy, other than the premiums paid using the premium voucher credits, must be paid from a source other than a surrender of, policy loan against, or withdrawal of values from, an existing insurance product issued by any of the Companies.

The premium voucher credits will vest immediately, become part of the Enhanced Value Life Insurance Policy's cash value, and are not subject to refund or revocation by us.

IF YOU ARE A PERSON WHO MAY BE ENTITLED TO PURCHASE AN ENHANCED VALUE LIFE INSURANCE POLICY UNDER THE TERMS OF THE SETTLEMENT AGREEMENT, YOU SHOULD CALL THE BANKERS UNITED CLASS ACTION INFORMATION LINE AT 800-572-0153 FOR ADDITIONAL INFORMATION.

THIS SUPPLEMENT DOES NOT PROVIDE TAX ADVICE. PURCHASING AN ENHANCED VALUE LIFE INSURANCE POLICY MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT WITH YOUR TAX ADVISER PRIOR TO PURCHASING AN ENHANCED VALUE LIFE INSURANCE POLICY.





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